INFORMATION  STATEMENT

                               SCHEDULE  14C

                 INFORMATION STATEMENT PURSUANT TO SECTION 14(c)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

Filed  by  Registrant                       [X]
Filed  by  Party  other  than  the  Registrant  [  ]

Check  the  appropriate  box:

[X]  Preliminary  Information Statement        [ ]  Confidential, for Use of the
          Commission  Only  (as  permitted
          by  Rule  14c-5(d)(2))
[  ]  Definitive  Information  Statement

              FLEXXTECH  CORPORATION

-------------------------------------------------------------------------------
          (Name  of  Registrant  As  Specified  in  Charter)

Payment  of  Filing  Fee  (Check  the  appropriate  box):

[X]  No  Fee  required.

[  ]  Fee  computed  on  table  below  per Exchange Act Rules 14c-5(g) and 0-11.

     (1)  Title  of  each  class  of  securities  to  which transaction applies:

     (2)  Aggregate  number  of  securities  to  which  transaction  applies:

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which filing fee is calculated and state how it was determined):

     (4)  Proposed  maximum  aggregate  value  of  transaction:

     (5)  Total  fee  paid:

[  ]  Fee  paid  previously  with  preliminary  materials

[  ]  Check  box  if  any  part of the fee is offset as provided by Exchange Act
     Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1)  Amount  Previously  Paid:

     (2)  Form,  Schedule  or  Registration  Statement  No.:

     (3)  Filing  Party:

     (4)  Date  Filed:

                              FLEXXTECH CORPORATION
                          18 Technology Dr., Suite 140A
                                Irvine, CA 92618
                                 (949)753-7551
                             -----------------------

To  Our  Stockholders:

The purpose of this letter is to inform you that we intend to take the following action by written consent of our stockholders:

(i) To amend our Articles of Incorporation to change our name from "Flexxtech Corporation" to "Network Installation Corporation."

We have established July 10, 2003 as the Record Date. As of the Record Date, our authorized common stock capitalization consisted of 100,000,000 shares of common stock, $.001 par value per share, of which 10,325,407 shares were issued and outstanding. On the Record Date, holders of a majority of our outstanding common stock executed a written consent in favor of the action described above. This consent satisfies the stockholder approval requirement for the proposed action.

Pursuant to Rule 14c-2 under the Securities Exchange Act of 1934, as amended, the proposals will not be adopted until a date at least 20 days after the date on which this Information Statement has been mailed to stockholders. We anticipate that this Information Statement will be mailed to stockholders on or about August 4, 2003.

 WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY.

Because the written consent of a majority of stockholders satisfies the applicable stockholder voting requirement of Nevada Law and our Articles of Incorporation and By-Laws, we are not asking for a proxy and you are not requested to send one.

The accompanying Information Statement is for information purposes only and explains the terms of the amendment to our Articles of Incorporation. Please read the accompanying Information Statement carefully.

                                  By  Order  of  the  Board  of  Directors,


                                        /s/  Douglas  Leighton
                                        ----------------------------
                                        Douglas  Leighton
                                        Corporate  Secretary
July  25,  2003

                              FLEXXTECH CORPORATION
                          18 Technology Dr., Suite 140A
                            Irvine, California 92618
                                 (949)753-7551

                     ---------------------------------------
                              INFORMATION STATEMENT
                    ----------------------------------------

 WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY.

GENERAL

We are providing this Information Statement to you to inform you that we have adopted a resolution by written consent by the holders of a majority of the outstanding shares of our common stock. The resolution gives us the authority to take the following actions:

(i) To amend our Articles of Incorporation to change our name from "Flexxtech Corporation" to "Network Installation Corporation."

We have established July 10, 2003 as the Record Date. We are mailing this Information Statement on or about August 4, 2003 to our stockholders of record at the close of business on July 10, 2003. This Information Statement is being sent to you for information purposes only. No action is requested on your part.


STOCKHOLDERS  ENTITLED  TO  VOTE

Holders of our common stock at the close of business on July 10, 2003 were entitled to vote. On July 10, 2003, we had approximately 10,325,407 shares of common stock issued and outstanding. Each stockholder is entitled to one vote for each share of common stock held by such stockholder.

RESULTS  OF  VOTE

On the Record Date, holders of a majority of our outstanding common stock executed a written consent in favor of the action described above. The amendment was approved by a vote of 7,382,000 shares, or 71% of all shares entitled to vote. This consent satisfies the stockholder approval requirement for the proposed action.


REASON  FOR  THE  CORPORATE  NAME  CHANGE

We believe that the name change is in the best interest of our corporation and will help create a new market image more focused on our technology.


COST  OF  INFORMATION  STATEMENT

We have asked or will ask brokers and other custodians, nominees and fiduciaries to forward this Information Statement to the beneficial owners of our common stock held of record by such persons and will reimburse such persons for expenses incurred in forwarding such material.


INTEREST  OF  PERSONS  ON  MATTERS  TO  BE  ACTED  ON

No officer or director or principal stockholder has a substantial or material interest in the favorable action on these proposals.


               PROPOSAL TO AMEND OUR CERTIFICATE OF INCORPORATION
                                TO CHANGE OUR NAME

The amendment to our Certificate of Incorporation, as amended, will change our name from "Flexxtech Corporation" to "Network Installation Corporation." The currently outstanding stock certificates evidencing shares of our common stock bearing the name "Flexxtech Corporation" will continue to be valid and represent shares of our common stock following the name change. In the future, new certificates will be issued bearing our new name, but this will in no way effect the validity of your current stock certificates.

                                    EXHIBIT A



          Certificate of Amendment of the Certificate of Incorporation

                                       Of

                              FLEXXTECH CORPORATION

                             ______________________

                           CERTIFCATE OF AMENDMENT TO
                           --------------------------
                         CERTIFICATE OF INCORPORATION OF
                         -------------------------------
                              FLEXXTECH CORPORATION
                              ---------------------
                              A NEVADA CORPORATION


     The  undersigned  hereby  certifies  as  follows:

     ONE: That they are the President and Secretary, respectively, of FLEXXTECH CORPORATION, a Nevada Corporation.

     TWO: That, at a meeting of the Board of Directors held on June 16, 2003, which was ratified by a subsequent stockholders' written consent dated June 26, 2003 the Corporation resolved to amend Article First of its Articles of Incorporation, as follows:

     IT IS RESOLVED, that Article First of the Articles of Incorporation is hereby amended to read as follows:

     FIRST: Name of the corporation ("referred to as the corporation") is Network Installation Corporation.

     THREE: This amendment was approved by the required vote of stockholders in accordance with the corporation's law of the state of Nevada. The total number of outstanding shares of each class entitled to vote for the amendment is 10,325,407. The number of shares of each class voting for the amendment equaled or exceeded the vote required, that being over fifty (50%) percent. The amendment was approved by a vote of 7,382,000 shares, or 71% of all shares entitled to vote.


Dated:      June  26,  2003


     We the undersigned, hereby declare, under penalty of perjury, in accordance with the laws of the state of Nevada, that we are the President and Secretary of the above- referenced corporation, that we executed the above-referenced, that we executed the above-referenced Certificate of Amendment to the Articles of Incorporation, that we have personal knowledge of the information contained therein, and that the information contained therein is true and correct.


                                   /s/  Michael  Cummings
                                   -  -----------------------------------
                                   Michael  Cummings,  President

                                   /s/  Douglas  H.  Leighton
                                   -  ------------------------------------
                                   Douglas  H.  Leighton,  Secretary





BOARD  OF  DIRECTORS:

 /s/ Michael Cummings
-----------------------
Michael  Cummings


 /s/ Michael A. Novielli
-----------------------
Michael  A.  Novielli


 /s/ Douglas H. Leighton
-----------------------
Douglas  H.  Leighton

 /s Theodore J. Smith, Jr.
-----------------------
Theodore  J.  Smith, Jr.